Other Liabilities	12 Months Ended
Dec. 31, 2015
Other Liabilities
Other Liabilities

Note K.

Other Liabilities

($ in millions)

At December 31:	2015	2014
Income tax reserves	$3,150	$3,146
Excess 401(k) Plus Plan	1,445	1,658
Disability benefits	590	675
Derivative liabilities	22	31
Special restructuring actions	362	431
Workforce reductions	407	469
Deferred taxes	253	129	**
Other taxes payable	89	17
Environmental accruals	270	240
Warranty accruals	83	91
Asset retirement obligations	134	136
Acquisition related	200	50
Divestiture related*	575	1,124
Other	519	536
Total	$8,099	$8,733	**

* Primarily related to the divestiture of the Microelectronics business.
** Reclassified to reflect adoption of the FASB guidance on deferred taxes in consolidated financial statements. Refer to note B, "Accounting
Changes," for additional information.

In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent contractually obligated future payments associated with these activities are reflected in the workforce reductions caption in the previous table.

In addition, the company executed certain special restructuring-related actions prior to 2006. The previous table provides the noncurrent liabilities associated with these special actions. Current liabilities are included in other accrued expenses and liabilities in the Consolidated Statement of Financial Position and were immaterial at December 31, 2015.

  The noncurrent liabilities are workforce accruals related to terminated employees who are no longer working for the company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away.

The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Statement of Financial Position, that do not reflect actual or anticipated insurance recoveries, were $283 million and $254 million at December 31, 2015 and 2014, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods and changing environmental remediation regulations.

As of December 31, 2015, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Statement of Financial Position were $166 million and $180 million at December 31, 2015 and 2014, respectively.